UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2021 (May 13, 2021)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2021, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), determined that effective May 13, 2021 Marshall Tycher would step down as an executive officer and employee of the General Partner. Mr. Tycher will serve in a consulting role as a senior advisor to the General Partner from May 14, 2021 through November 14, 2022 (the “Consulting Term”). The transitioning of Mr. Tycher to a senior advisor role is in furtherance of the General Partner’s strategic transformation with a focus on further simplification of the General Partner and realization of operational efficiencies that the General Partner believes will result in a streamlined organizational architecture that management anticipates will result in financial and operational benefits to the General Partner.

In connection with Mr. Tycher’s separation from the General Partner, Mr. Tycher entered into a Separation and Release Agreement with the General Partner dated May 19, 2021 (the “Release”) and a separate Consulting and Cooperation Agreement dated as of May 13, 2021 between the General Partner and Mr. Tycher (the “Consulting Agreement”). Mr. Tycher’s separation from the General Partner has been deemed a termination without cause under the terms and conditions of Mr. Tycher’s existing employment agreement dated April 26, 2017 (the “Employment Agreement”).

Under the terms of the Release Agreement, and consistent with the terms of the Employment Agreement and the relevant award agreements, Mr. Tycher will:

•	immediately vest in 29,230 previously earned but unvested performance-based long-term incentive plan units (“LTIP Units”);

•	immediately vest in 31,963 unvested time-based LTIP Units and 1,162 time-vesting restricted stock units (“RSUs”) previously granted to Mr. Tycher;

•	be eligible to vest in a maximum of 162,290 performance-based LTIP Units and 2,153 performance-vesting RSUs previously granted to Mr. Tycher, subject to the achievement of applicable performance criteria over the performance period applicable under the award agreements governing such LTIP Units and RSUs; and

•	immediately forfeit 101,625 performance-based LTIPs and 48,960 PRSUs previously granted to Mr. Tycher.

Mr. Tycher otherwise is eligible to receive the severance payments and benefits upon a termination without cause (outside of a change in control) under his Employment Agreement described under the heading “Employment Contracts; Potential Payments Upon Termination or Change in Control—Marshall B. Tycher Employment Agreement,” as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2021, which descriptions are incorporated by reference herein.

Under the terms of the Consulting Agreement, Mr. Tycher will:

•	provide certain consulting, cooperation and transition services to the General Partner and general support, oversight and development services for the General Partner’s multi-family operations;

•	receive a monthly consulting fee of $33,334 during the first twelve (12) months of the Consulting Term;

•	be eligible to receive, upon and subject to the occurrence of thirteen separate milestone events to the extent each such milestone event may occur during the Consulting Term, a success fee ranging from $50,000 to $150,000 per milestone, up to a maximum aggregate of $1,250,000 if all milestones are achieved during the Consulting Term;

•	be eligible for continued vesting in 12,720 time-based LTIP Units and 54,155 time-vesting RSUs previously granted to Mr. Tycher, subject to Mr. Tycher’s performance of the Consulting Agreement through the end of the Consulting Term;

•	be eligible for continued vesting in a maximum of 72,688 performance-based LTIP Units previously granted to Mr. Tycher, subject to Mr. Tycher’s performance of the Consulting Agreement through the end of the Consulting Term and the achievement of applicable performance criteria over the performance period applicable under the award agreements governing such LTIP Units; and

•	be eligible for continued vesting in 18,387 performance-based LTIP Units and 51,393 performance-vesting RSUs previously granted to Mr. Tycher, in each case subject to Mr. Tycher’s achievement of certain performance milestones set forth in the Consulting Agreement and the achievement of the applicable performance criteria over the performance period applicable under the award agreements governing such LTIP Units and RSUs.

In addition, under the terms of the Consulting Agreement Mr. Tycher reaffirms the restrictive covenants, including confidentiality, non-competition, non-solicitation and non-disparagement covenants, as set forth in his Employment Agreement through the end of the Consulting Term.

The foregoing summaries are qualified entirely by reference to the Release and Consulting Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
10.1	Separation and Release Agreement dated May 19, 2021.
10.2	Consulting and Cooperation Agreement dated as of May 13, 2021 by and among Mack-Cali Realty Corporation and Marshall B. Tycher.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: May 19, 2021	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: May 19, 2021	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary